Exhibit 10.24

FLAMEL TECHNOLOGIES

Société Anonyme au capital de 4 901 727 euros

Siège Social :

Parc Club du Moulin à Vent

33, avenue du Docteur Georges Lévy

69200 VENISSIEUX

R.C.S. LYON 379.001.530

SUBSCRIPTION FORM OF STOCK WARRANT

I the undersigned, (full name)................................................................., residing at

…………………………………………………………………………………………….,

Certify hereby:

I have been informed that, in accordance with the terms and conditions relative of the twelfth and thirteenth resolutions of the Combined Ordinary and Extraordinary General Meeting of Shareholders on June 26, 2015 and enacted upon by the meeting of the Board of Directors of June 26, 2015, the Board of Directors of June 26, 2015 allocated to me ....................... stock warrants

Main characteristics of the grant of stock warrants

• Grant Date • Subscription price • End of Subscription period • Exercise Price • Start of exercise period * • End of Exercise period*

Declare to subscribe, using this subscription form, for .......................stock warrants at a subscription price of 1.80€,

In support of this subscription pay a total of ................................. €, corresponding to the total value of the warrants as subscribed,

☐ by off-set against the attendance fees granted to me by the Board of Directors of June 26, 2015, which represent an amount of ................................. €

And/or any remaining amounts, by means of

☐ a cheque payable to Flamel Technologies, or

☐ a wire transfer to the HSBC bank account held by the company:

Bank and Branch:

Bank Code:

Branch Code:

Account Number:

IBAN:

BIC:

Declare to renounce any possibility of resale of the warrants as subscribed and this for a period as of today until their expiration on ___________.

Agree to comply with the Stock warrant rules of June 2015 and with the Company stock trading policy and

Declare to retain a copy of the present document and its attachments

Date:	By:

(full name)

Signature of subscriber preceeded by ‘bon pour souscription formelle et irrévocable de…………………..BSA’